                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /


Filed by a Party other than the Registrant /X/


Check the appropriate box:


/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only(as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                   The Gabelli Global Multimedia Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:


          ---------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 13, 1996
                            ------------------------

To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.


     Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Global Multimedia Trust Inc. (the "Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 13, 1996, at 11:00 a.m., for the following purposes:


     1.  To elect two Directors of the Trust (PROPOSAL 1);

     2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Trust for the year ending December 31, 1996 (PROPOSAL 2); and

     3. To consider and vote upon such other matters as may come before said Meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     The close of business on March 15, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                            By Order of the Directors

                                            JAMES E. MCKEE
                                            Secretary


March 22, 1996

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                          REGISTRATION                                VALID SIGNATURE
       --------------------------------------------------   -----------------------------------
CORPORATE ACCOUNTS
(1)    ABC Corp..........................................   ABC Corp.
(2)    ABC Corp..........................................   John Doe, Treasurer
(3)    ABC Corp.
         c/o John Doe, Treasurer.........................   John Doe
(4)    ABC Corp., Profit Sharing Plan....................   John Doe, Trustee
TRUST ACCOUNTS
(1)    ABC Trust.........................................   Jane B. Doe, Trustee
(2)    Jane B. Doe, Trustee
         u/t/d 12/28/78..................................   Jane Doe
CUSTODIAN OR ESTATE ACCOUNTS
(1)    John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA...................   John B. Smith
(2)    John B. Smith.....................................   John B. Smith, Jr., Executor

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 13, 1996
                             ---------------------

                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Global Multimedia Trust Inc. (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on May 13, 1996, at 11:00 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.


     In addition to the solicitation of Proxies by mail, officers of the Trust and officers and regular employees of Gabelli Funds, Inc. and Furman Selz LLC, the Fund's investment adviser (the "Adviser") and administrator (the "Administrator"), respectively, affiliates of the Adviser and Administrator and other representatives of the Trust also may solicit proxies by telephone, telegraph or in person. In addition, the Trust has retained Georgeson and Company, Inc. to assist in the solicitation of Proxies for a fee estimated at $6,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Trust's most recent annual report is available upon request, without charge, by writing the Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Trust at (800) 422-3554.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted FOR the election of the nominees as Directors, FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders and FOR any other matters deemed appropriate. Any shareholder who was given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

     In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of any such item against any such adjournment.

     The close of business on March 15, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 11,476,548 shares of the Trust outstanding.


     To the knowledge of the management of the Trust, no person owns of record or beneficially 5% or more of the shares of the Trust except that, as of March 15, 1996, 9,368,197 shares were held of record by Cede & Co., a nominee partnership of The Depository Trust Company. Of such shares, 2,108,555 shares, representing 18.4% of the outstanding shares of the Trust, are held by The Depository Trust Company as nominee for Smith Barney Inc., representing approximately 12,896 discretionary and non-discretionary accounts.


     This Proxy Statement is first being mailed to shareholders on or about March 22, 1996.

                PROPOSAL 1:  TO ELECT TWO DIRECTORS OF THE TRUST


     At the Meeting, the following two Directors of the Trust are to be elected to hold office until the 1999 Annual Meeting of the Shareholders and until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Trust has served in that capacity since the April 6, 1994 organizational meeting of the Trust. The business address of each Director is One Corporate Center, Rye, NY 10580-1439



                                                                              NUMBER AND PERCENTAGE OF
                                                                              SHARES OF CAPITAL STOCK
                                     NAME,                                      BENEFICIALLY OWNED**
                           POSITION WITH THE TRUST,                            DIRECTLY OR INDIRECTLY
                        BUSINESS EXPERIENCE DURING PAST                                  ON
                              FIVE YEARS AND AGE                                   MARCH 15, 1996
  --------------------------------------------------------------------------- ------------------------
  DR. THOMAS E. BRATTER                                                                  1,182 Shares***
    Director of the Trust. Director, President and Founder, The John Dewey
    Academy (residential college preparatory therapeutic high school). Dr.
    Bratter is 55 years old. (10)
  BILL CALLAGHAN                                                                            38 Shares***
    Director of the Trust. President of Bill Callaghan Associates, Ltd., an
    executive search company. Mr. Callaghan is 52 years old. (3)(10)


     The following Directors of the Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.


                                                                              NUMBER AND PERCENTAGE OF
                                                                              SHARES OF CAPITAL STOCK
                                     NAME,                                      BENEFICIALLY OWNED**
                       POSITION WITH THE TRUST, BUSINESS                       DIRECTLY OR INDIRECTLY
                      EXPERIENCE DURING PAST FIVE YEARS,                                 ON
                           AGE AND DATE TERM EXPIRES                               MARCH 15, 1996
  --------------------------------------------------------------------------- ------------------------
  *MARIO J. GABELLI, CFA                                                               162,965 Shares (1.42%)
    Chairman of the Board and President of the Trust; Chairman of the Board,
    Chief Executive Officer and Chief Investment Officer of Gabelli Funds,
    Inc.; Chief Investment Officer of GAMCO Investors, Inc., Chairman of the
    Board and Chief Executive Officer of Lynch Corporation; Director of The
    Morgan Group, Inc. and Spinnaker Industries, Inc. Mr. Gabelli is 53 years old. (1998)
    (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)
  FELIX J. CHRISTIANA                                                                    2,873 Shares***
    Director of the Trust. Retired; formerly Senior Vice President of Dollar
    Dry Dock Savings Bank. Mr. Christiana is 70 years old. (1998)
    (1)(2)(3)(4)(5)(8)(10)(13)
  JAMES P. CONN                                                                         10,352 Shares***
    Director of the Trust. Managing Director of Financial Security Assurance
    since 1992; President and Chief Executive Officer of Bay Meadows
    Operating Company from 1988 through 1992. Mr. Conn is 58 years old.
    (1997) (1)(2)(10)(14)

                                                                              NUMBER AND PERCENTAGE OF
                                                                              SHARES OF CAPITAL STOCK
                                     NAME,                                      BENEFICIALLY OWNED**
                       POSITION WITH THE TRUST, BUSINESS                       DIRECTLY OR INDIRECTLY
                      EXPERIENCE DURING PAST FIVE YEARS,                                 ON
                           AGE AND DATE TERM EXPIRES                               MARCH 15, 1996
  --------------------------------------------------------------------------- ------------------------
  ANTHONY R. PUSTORINO                                                                    1,056 Shares***
    Director of the Trust. Certified Public Accountant. Professor of
    Accounting, Pace University, since 1965. Mr. Pustorino is 70 years old.
    (1997) (1)(2)(3)(4)(5)(7)(10)(11)(13)
  *KARL OTTO POHL                                                                             0
    Director of the Trust. Partner of Sal Oppenheim Jr. & Cie (private investment bank); Former President of the Deutsche Bundesbank and
    Chairman of its Central Bank Council from 1980 through 1991; Currently
    Board Member of IBM World Trade Europe/Middle East/Africa Corp.;
    Bertelsmann AG, Zurich Versicherungs-Gesellschaft (insurance); the
    International Advisory Board for JP Morgan & Co.; Supervisory Board
    Member of Royal Dutch (petroleum company) ROBECo/o Group; Advisory
    Director of Unilever N.V. and Unilever Deutschland; German Governor,
    International Monetary Fund from 1980 through 1991; and Board Member,
    Bank for International Settlements from 1980 through 1991. Mr. Pohl is 66 years old. (1997) (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)
  SALVATORE J. ZIZZA                                                                      1,666 Shares***
    Director of the Trust. President and Chief Executive Officer of The
    Lehigh Group Inc. (an electrical supply wholesaler). Mr. Zizza is 50 years old. (1997) (1)(2)(4)(10)
  Directors and Officers as a Group                                                     180,278 Shares (1.57%)


------------
  * "Interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Gabelli is an "interested person" as a result of his employment as an officer of the Trust and its adviser. Mr. Gabelli is a registered representative of an affiliated broker-dealer. Mr. Pohl receives fees from Gabelli Funds, Inc. but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Trust has made such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.

 ** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Trust by the Directors.
*** Less than 1%.
(1) Trustee of The Gabelli Asset Fund.
(2) Trustee of The Gabelli Growth Fund.
(3) Director of The Gabelli Value Fund Inc.
(4) Director of The Gabelli Convertible Securities Fund, Inc.
(5) Director of Gabelli Equity Series Funds, Inc.
(6) Trustee of The Gabelli Money Market Funds.
(7) Director of Gabelli Investor Funds, Inc.
(8) Director of Gabelli Global Series Funds, Inc.
(9) Director of Gabelli Gold Fund, Inc.
(10) Director of The Gabelli Equity Trust Inc.
(11) Director of The Gabelli Capital Series Funds, Inc.
(12) Director of Gabelli International Growth Fund, Inc.
(13) Trustee of The Treasurer's Fund
(14) Trustee of The Westwood Funds

     The Trust pays each Director not affiliated with the Adviser or its affiliates, a fee of $3,000 per year plus $500 per meeting attended, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Trust to such Directors during the fiscal year ended December 31, 1995, amounted to $40,000.

     The following table sets forth certain information regarding the compensation of the Trust's directors and officers receiving compensation in excess of $60,000 from the Trust. Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.



                               COMPENSATION TABLE


                      FISCAL YEAR ENDED DECEMBER 31, 1995



                                                TOTAL COMPENSATION
                                AGGREGATE       FROM THE TRUST AND
                               COMPENSATION     FUND COMPLEX PAID
NAME OF PERSON                   FROM THE        TO DIRECTORS AND
AND POSITION                      TRUST              OFFICER*
---------------------------    ------------     ------------------
MARIO J. GABELLI                       0                    0
Chairman of the Board
PAUL R. ADES**                    $5,000             $ 19,000(2)
Director
DR. THOMAS E. BRATTER             $5,000             $ 19,000(2)
Director
BILL CALLAGHAN                    $5,000             $ 33,000(3)
Director
FELIX J. CHRISTIANA               $5,000             $ 71,500(9)
Director
JAMES P. CONN                     $5,000             $ 35,000(4)
Director
KARL OTTO POHL                    $5,000             $ 80,253(15)
Director
ANTHONY R. PUSTORINO              $5,000             $ 81,003(10)
Director
SALVATORE J. ZIZZA                $5,000             $ 40,000(5)
Director


------------


 * Represents the total compensation paid to such persons during the calendar year ended December 31, 1995 by investment companies (including the Trust) from which such person receives compensation that are considered part of the same fund complex as the Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.



** Resigning effective May 13, 1996


     During the year ended December 31, 1995, the Directors of the Trust met four times, none of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Felix J. Christiana and Anthony R. Pustorino serve on the Trust's Audit Committee and these Directors are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust. During the fiscal year ended December 31, 1995, the Audit Committee met twice.

     The Directors serving on the Trust's Nominating Committee are Felix J. Christiana (Chairman) and Salvatore J. Zizza, neither of whom is an "interested person" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee did not meet during the fiscal year ended December 31, 1995. The Trust does not have a standing compensation committee.

     Bruce N. Alpert, Vice President and Treasurer of the Trust and James E. McKee, Secretary of the Trust, are the only executive officers of the Trust not included in the listing of Directors above. Mr. Alpert is 44 years old and has served as an officer of the Trust since its inception. Since June 1988, he has served as Vice President and Chief Financial and Administrative Officer of the Investment Advisory Division of the Adviser; and he currently serves as an officer for each mutual fund managed by the Adviser or Teton Advisers LLC. Mr. McKee is 32 years old and has served as Secretary of the Trust since August 16, 1995. He has served as Vice President and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Funds, Inc. since August 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Adviser or Teton Advisers LLC. From 1992 through 1993 Mr. McKee served as Branch Chief with the U.S. Securities and Exchange Commission in New York. From 1989 through 1992 he served as a staff attorney with the U.S. Securities and Exchange Commission in New York. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.


REQUIRED VOTE


     In the election of Directors of the Trust, those candidates receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the two positions.

          PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP
                  AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST
                     FOR THE YEAR ENDING DECEMBER 31, 1996

     Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Trust to serve as independent accountants for the Trust's fiscal year ending December 31, 1996. Price Waterhouse LLP has advised the Trust that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "Commission").

     Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Trust represented at the Meeting if a quorum is present.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING DECEMBER 31, 1996.

THE INVESTMENT ADVISER

     Gabelli Funds, Inc. acts as investment adviser to the Trust. The business address for Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Exchange Act requires the Trust's officers and directors, and persons who own more than ten percent of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Trust with copies of all Section 16(a) forms they file.


     Based solely on its review of the copies of such forms received by it, the Trust believes that during 1995 its officers, directors and shareholders holding greater than ten percent of the shares the Trust complied with all applicable filing requirements under the Exchange Act.

BROKER NON-VOTES AND ABSTENTIONS

     If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that each candidate receives the highest number of votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of Price Waterhouse LLP as independent accountants of the Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded.

     Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated June 30, 1996.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 1997, must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting not later than November 1, 1996.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

                                                                      For All
                                                     For   Withhold    Except
1.) To elect two Directors of the Trust.             / /     / /       / /

Bill Callaghan and Thomas E. Bratter
 If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                                     For   Withhold   Abstain
2.) To ratify the selection of Price Waterhouse
    LLP as the independent accountants of the Trust
    for the year ending December 31, 1996;           / /     / /       / /

3.) To consider and vote upon such other matters as may come before said Meeting or any adjournment thereof.


       RECORD DATE SHARES:
------------------------------------------------------------

                           REGISTRATION

------------------------------------------------------------

                                      -------------------------------------
                                      Date                                   Mark box at right if comments or address changes    / /
Please Date be sure to sign and date this Proxy.                             have been noted on the reverse side of this card.
---------------------------------------------------------------------------
Shareholder sign here                          Co-owner sign here
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Dear Shareholder:

     Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

     Your vote must be received prior to the Annual Meeting of Shareholders, May 13, 1996.

     Thank you in advance for your prompt consideration of these matters.

                                        Sincerely,

                                        The Gabelli Global Multimedia Trust Inc.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS


    The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino, Felix J. Christiana, Bruce N. Alpert and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on May 13, 1996 at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


    A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

    This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the nominees as directors and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the proposals.
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   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.
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     Please sign this proxy exactly as your name appears on the books of the
 Trust. Joint owners may sign individually. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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